SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 First Avenue Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

None

(Former name or former address, if changed since last report)

Item 5. Other Events.

On January 20, 2004, Dendreon Corporation announced a proposed public offering of common stock pursuant to an effective shelf registration statement. On January 27, 2004, Dendreon entered into an Underwriting Agreement with UBS Securities LLC and other representatives of the underwriters relating to the sale by Dendreon of 10,250,000 shares (11,764,705 shares if the underwriters’ over-allotment is exercised in full) of Dendreon common stock to the underwriters. The public offering price is $12.75 per share. The offering of the shares will be made by means of a prospectus supplement and accompanying prospectus, a copy of which can be obtained from UBS Securities LLC. The prospectus supplement, dated January 27, 2004, and accompanying prospectus, dated November 5, 2003, have been filed with the SEC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Number	Description
1.1	Underwriting Agreement, dated as of January 27, 2004, by and among Dendreon Corporation and the underwriters listed on Schedule A thereto.

5.1	Opinion of Stoel Rives LLP*

23.1	Consent of Stoel Rives LLP (included in Exhibit 5.1 hereto)

*	Incorporated by reference to exhibit 5.1 to the registrant’s registration statement on Form S-3 (File No. 333-112220) filed with the Commission on January 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Mitchell H. Gold, M.D.
Mitchell H. Gold, M.D.
Chief Executive Officer

Date: January 27, 2004

EXHIBIT INDEX

Number	Description
1.1	Underwriting Agreement, dated as of January 27, 2004, by and among Dendreon Corporation and the underwriters listed on Schedule A thereto.
5.1	Opinion of Stoel Rives LLP*
23.1	Consent of Stoel Rives LLP (included in Exhibit 5.1 hereto)

*	Incorporated by reference to exhibit 5.1 to the registrant’s registration statement on Form S-3 (File No. 333-112220) filed with the Commission on January 27, 2004.